Dreyfus

Short-Intermediate

Government Fund

ANNUAL REPORT
November 30, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                             9   Statement of Securities Sold Short

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            19   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                     Dreyfus Short-Intermediate Government Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Short-Intermediate Government Fund, covering the 12-month period from December 1, 1998 through November 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Gerald Thunelius.

The past 12 months have been highly volatile for most bonds, including U.S. government securities. When the reporting period began, U.S. Treasury securities had already rallied strongly during a "flight to quality" caused by the global financial crisis. However, other types of bonds -- including U.S. government agency securities -- had declined sharply in the wake of massive selling by troubled hedge funds. The Federal Reserve Board responded to these influences by reducing short-term interest rates. Their strategy apparently was effective, because the U.S. economy remained strong through the remainder of the reporting period.

In fact, by the second quarter of 1999, stronger than expected economic growth created concerns that inflationary pressures might re-emerge. To help forestall a rise of inflation, the Federal Reserve Board increased short-term interest rates three times during the summer and fall, leading to erosion of most bond prices. In addition, supply-and-demand factors have recently pushed the yields of U.S. government agency securities to levels that are quite attractive compared to the yields of U.S. Treasury securities of comparable maturity.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Short-Intermediate Government Fund.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

December 15, 1999




DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager

How did Dreyfus Short-Intermediate Government Fund perform relative to its benchmark?

For the 12-month period ended November 30, 1999, Dreyfus Short-Intermediate Government Fund produced a total return of 2.33%.(1) In contrast, the fund's benchmark, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years)
Index,   produced   a   total   return   of   3.28%  for  the  same  period.(2)

We attribute the fund's performance to a volatile bond market in which the U.S. government sector was particularly hard hit. In addition, relative to the fund's benchmark, our slightly long average duration -- a measure of the portfolio's
sensitivity   to   changing   interest   rates  --  hindered  our  performance.

What is the fund's investment approach?

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, we invest in securities issued or guaranteed by the U.S. government or its agencies, and in repurchase agreements that are backed by U.S. government securities. The fund may invest up to 35% of its assets in mortgage-related securities issued by U.S. government agencies, such as mortgage pass-through securities and collateralized mortgage obligations (CMOs) , including stripped mortgage-backed securities. CMOs are multiclass bonds that are issued by government agencies or private issuers and are backed by pools of mortgage pass-through securities or mortgage loans.

When choosing securities for the fund, we first examine U.S. and global economic conditions and other market factors to determine the likely direction of long- and short-term interest rates. Using a research-driven investment process, we then attempt to identify potentially profitable sectors before they are widely perceived by the
                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

market. Finally, we look for underpriced or mispriced securities within those sectors that, in our opinion, appear likely to perform well over time.

What other factors influenced the fund's performance?

The global bond markets have been highly volatile over the past year. When 1999 began, many investors were concerned about the near collapse of a major U.S. hedge fund, the rapid deterioration of Asian economies and markets, Russia's debt default and low commodity prices. As a result of these negative economic influences, investors seemed more comfortable holding U.S. Treasuries, which many consider to be the most creditworthy investments in the world.

The environment that ultimately prevailed during most of 1999 presented quite a different picture, however. As the year progressed, many global economies staged impressive rebounds, and the U.S. economy continued to grow strongly. Commodity prices also began to rise; this is especially true of oil prices, which more
than    doubled    over    the    course    of    the    year.

As domestic and overseas economies continued to grow during the summer and fall, the Federal Reserve Board raised short-term interest rates by a total of 75 basis points in an attempt to forestall an acceleration of inflation. At the same time, strong economic growth reassured bond investors that recession was unlikely, and they became more comfortable holding riskier assets such as
corporate    and    foreign    government    bonds.

As assets flowed into higher yielding bonds, they flowed out of U.S. Treasury securities, putting downward pressure on prices. As a result, U.S. Treasury securities underperformed most other sectors of the bond market in 1999. When prices of U.S. Treasury securities fell, the differences in yields between U.S. Treasury securities and higher yielding bonds -- such as U.S. government agency and mortgage-backed securities -- widened dramatically during the summer before moderating somewhat toward the end of the reporting period. We took advantage of these market conditions relatively early in the year by emphasizing U.S. government agency and mortgage-backed securities, and generally avoiding
lower    yielding    U.S.    Treasury    securities.

What is the fund's current strategy?

We have recently taken several steps to add liquidity to the portfolio while simultaneously attempting to reduce potential Y2K-related risks. Toward the end of the year, we began to take profits in some of our U.S. government agency and mortgage-backed investments. We have redeployed those assets to U.S. Treasury securities, which provide greater liquidity and have recently appeared more
attractively    valued.

By increasing the fund's liquidity, we believe we have positioned the fund to avoid any Y2K-related problems that may arise temporarily at the start of the new year. We are also well positioned to take advantage of any new bond issuance in the early part of 2000. As the U.S. economy continues to grow, government agencies and other mortgage issuers will need to raise capital. Accordingly, our current strategy is designed to keep assets readily available to selectively
purchase    new    bonds    as    they    come    to    market.

December 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED INDEX CONSISTING SOLELY OF SHORT-TERM TREASURY SECURITIES.

                                                             The Fund

FUND PERFORMANCE

Dreyfus Short-Intermediate Government Fund  -                            $19,306
Merrill Lynch Governmenst, U.S. Treasury, Short-Term (1-3 years) Index - $18,974

Comparison of change in value of $10,000 investment in Dreyfus
Short-Intermediate Government Fund and the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index ((+))
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 11/30/99




                                                            Inception
                                                              Date             1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

Fund                                                         4/6/87             2.33%              6.24%             6.80%


((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND ON 11/30/89 TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS IN SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES AND REPURCHASE AGREEMENTS IN RESPECT OF SUCH SECURITIES. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS IN A PORTFOLIO OF SECURITIES THAT HAS AN EFFECTIVE DURATION OF APPROXIMATELY THREE YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. UNLIKE THE FUND, THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 1-3 YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

November 30, 1999



                                                                                              Principal
BONDS AND NOTES--87.3%                                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY--11.9%

FICO Coupon Strips:

   0%, 6/6/2000                                                                              17,967,000               17,441,465

   Ser. 15, 0%, 9/7/2001                                                                      2,500,000                2,238,975

Federal Home Loan Banks, Ser. A-1,

   Coupon Strips, 0%, 2/25/2003                                                               1,789,000                1,455,985

Federal Home Loan Mortgage,

   Medium-Term Notes, 6.95%, 4/1/2004                                                         5,000,000                5,064,300

Federal National Mortgage Association:

   Coupon Strips, 0%, 4/8/2001                                                                5,500,000                5,074,701

   Coupon Strips, 0%, 7/24/2001                                                               1,227,000                1,108,010

   Medium-Term Notes, 7.18%, 10/1/2003                                                        3,000,000                2,974,920

   Principal Strips, 0%, 8/7/2001                                                             6,000,000                5,405,100

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                         11,093,000  (a)          10,829,930

                                                                                                                      51,593,386

U.S. GOVERNMENT--46.5%

U.S. Treasury Bonds,

   10.75%, 5/15/2003                                                                         10,000,000               11,395,400

U.S. Treasury Inflation Protection Securities:

   3.375%, 1/15/2007                                                                         19,700,000  (a)          19,875,527

   3.625%, 1/15/2008                                                                         20,000,000  (a)          20,035,400

U.S. Treasury Notes:

   5.875%, 10/31/2001                                                                        60,500,000               60,371,740

   5.875%, 11/30/2001                                                                        47,500,000               47,398,350

   5.875%, 11/15/2004                                                                        13,400,000               13,272,164

   6%, 8/15/2004                                                                             22,000,000               21,882,080

   6%, 8/15/2009                                                                              8,000,000                7,900,880

                                                                                                                     202,131,541

U.S. GOVERNMENT AGENCY/MORTGAGE-BACKED--28.9%

Federal Home Loan Mortgage:

  REMIC, Multiclass Mortgage Participation Ctfs.,

    Ser. 1978, Cl. PH, 7%, 1/15/2024

    (Interest Only Obligation)                                                                4,451,239  (b)             612,045

  Structured Pass-Through Ctfs.,

      Ser. T-22, Cl. A6, 7.05%, 11/25/2029                                                    5,000,000                4,962,500

Federal National Mortgage Association:

   6%, 10/1/2013                                                                             28,169,108               27,007,133

   7.5%, 12/15/2029                                                                          20,000,000  (c)          19,962,400

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                              Principal
BONDS AND NOTES (continued)                                                                    Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY/MORTGAGE-BACKED (CONTINUED)

Federal National Mortgage Association (continued):

  REMIC Trust, Gtd. Pass-Through Ctfs.:

      Ser. 1995-W1, Cl. A6, 8.1%, 4/25/2025                                                   5,935,711                5,987,649

      Ser. 1997-56, Cl. PM, 7%, 6/18/2026

         (Interest Only Obligation)                                                           3,000,000  (b)             774,840

      Ser. 1998-49, Cl. MA, 6.5%, 10/17/05                                                    7,606,444                7,541,074

Government National Mortgage Association I,

   8%, 12/15/2029                                                                            20,000,000  (c)          20,350,000

Government National Mortgage Association II,

  Adjustable Rate Mortgage,

   6%, 1/20/2030                                                                              2,300,000  (c)           2,284,906

U.S. Government Gtd. Development,

  Participation Ctfs.

  (Gtd. By U.S. Small Business Administration):

      Ser. 1997-20E, 7.3%, 5/1/2017                                                           6,255,654                6,235,040

      Ser. 1997-20F, 7.2%, 6/1/2017                                                           4,139,193                4,112,467

      Ser. 1997-20G, 6.85%, 7/1/2017                                                         11,276,521               11,030,916

      Ser. 1998-20E, 6.3%, 5/1/2018                                                           1,876,736                1,782,772

      Ser. 1998-20J, 5.5%, 10/1/2018                                                          4,323,670                3,939,827

      Ser. 1998-20L, 5.8%, 12/1/2018                                                          9,841,175                9,102,962

                                                                                                                     125,686,531

TOTAL BONDS AND NOTES

   (cost $384,049,198)                                                                                               379,411,458
------------------------------------------------------------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS--44.8%
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

UBS Securities, 5.58%

  Dated 11/30/1999, due 12/1/1999 in the

  amount of $194,965,215 (fully collateralized by

  $204,518,000 U.S. Treasury Bills,

  5/4/2000-7/20/2000 value $198,836,827)

   (cost $194,935,000)                                                                      194,935,000              194,935,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $578,984,198)                                                            132.1%              574,346,458

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (32.1%)            (139,564,222)

NET ASSETS                                                                                       100.0%              434,782,236

(A) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES TO THE CONSUMER PRICE INDEX.

(B) NOTIONAL FACE AMOUNT SHOWN.

(C) PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF SECURITIES SOLD SHORT

November 30, 1999

                                                                                             Principal
NOTES                                                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Notes, 6%, 8/15/2009

   (proceeds $15,090,141)                                                                    15,000,000               14,814,150

SEE NOTES TO FINANCIAL STATEMENTS.
                                                                                                                         The Fund





STATEMENT OF ASSETS AND LIABILITIES

November 30, 1999



                                                                                                 Cost                 Value
------------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):
Investments in securities--See Statement of Investments
   (including Repurchase Agreements of $194,935,000)
   --Note 1(b)                                                                                   578,984,198            574,346,458

Receivable for investment securities sold                                                                                15,874,176

Receivable from brokers for proceeds on securities sold short                                                            15,090,141

Interest receivable                                                                                                       3,158,240

Receivable for shares of Beneficial Interest subscribed                                                                      51,268

Prepaid expenses and other assets                                                                                            58,462

                                                                                                                        608,578,745
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                                                               222,136

Cash overdraft due to Custodian                                                                                           2,279,624

Payable for investment securities purchased                                                                             153,597,811

Securities sold short, at value (proceeds $15,090,141)--
   See Statement of Securities Sold Short                                                                                14,814,150

Payable for shares of Beneficial Interest redeemed                                                                        2,769,702

Accrued expenses                                                                                                            113,086

                                                                                                                        173,796,509
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                                          434,782,236
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                                         489,212,952

Accumulated undistributed investment income--net                                                                             72,014

Accumulated net realized gain (loss) on investments
   and securities sold short                                                                                            (50,140,981)

Accumulated net unrealized appreciation (depreciation)
   on investments and securities sold short--Note 4(b)                                                                   (4,361,749)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                                          434,782,236
------------------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                                                                         41,705,615

NET ASSET VALUE, offering and redemption price per share ($)                                                                  10.43

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended November 30, 1999



------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                                                                          31,245,222

EXPENSES:

Management fee--Note 3(a)                                                                                                 2,324,856

Shareholder servicing costs--Note 3(b)                                                                                      744,302

Professional fees                                                                                                            55,338

Trustees' fees and expenses--Note 3(c)                                                                                       55,274

Custodian fees--Note 3(b)                                                                                                    47,773

Prospectus and shareholders' reports                                                                                         41,895

Registration fees                                                                                                            37,554

Loan commitment fees--Note 2                                                                                                  4,553

Miscellaneous                                                                                                                12,825

TOTAL EXPENSES                                                                                                            3,324,370

INVESTMENT INCOME--NET                                                                                                   27,920,852
------------------------------------------------------------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

Long transactions                                                                                                      (20,301,733)

Short sale transactions                                                                                                   4,757,032

NET REALIZED GAIN (LOSS)                                                                                               (15,544,701)

Net unrealized appreciation (depreciation) on investments
  and securities sold short                                                                                             (2,139,885)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                 (17,684,586)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                     10,236,266

SEE NOTES TO FINANCIAL STATEMENTS.
                                                                                                                         The Fund




STATEMENT OF CHANGES IN NET ASSETS



                                                                                              Year Ended November 30,
                                                                                       -----------------------------------

                                                                                       1999                             1998
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                               27,920,852                      32,639,194

Net realized gain (loss) on investments                                             (15,544,701)                      1,956,888

Net unrealized appreciation (depreciation)
   on investments                                                                    (2,139,885)                     (1,581,674)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                                         10,236,266                      33,014,408
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                                                              (27,880,155)                     (32,804,499)
------------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                                                       146,416,081                      162,536,723

Dividends reinvested                                                                 22,936,354                       26,502,951

Cost of shares redeemed                                                            (204,640,779)                    (189,707,314)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS                                                 (35,288,344)                        (667,640)

TOTAL INCREASE (DECREASE) IN NET ASSETS                                             (52,932,233)                        (457,731)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                                 487,714,469                      488,172,200

END OF PERIOD                                                                       434,782,236                      487,714,469

Undistributed investment income--net                                                     72,014                           31,317
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                                          13,793,084                       14,998,195

Shares issued for dividends reinvested                                                2,169,933                        2,446,543

Shares redeemed                                                                     (19,323,645)                     (17,512,879)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                        (3,360,628)                         (68,141)

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                            Year Ended November 30,
                                                                --------------------------------------------

                                                                 1999       1998       1997       1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.82      10.82      10.95      11.06      10.57

Investment Operations:

Investment income--net                                            .63        .74        .66        .65        .73

Net realized and unrealized
   gain (loss) on investments                                    (.39)       .01       (.13)      (.11)       .49

Total from Investment Operations                                  .24        .75        .53        .54       1.22

Distributions:

Dividends from investment income--net                           (.63)       (.75)      (.66)      (.65)      (.73)

Net asset value, end of period                                  10.43      10.82      10.82      10.95      11.06
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 2.33       7.21       4.93       5.08      11.91
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .71        .70        .74        .74        .66

Ratio of net investment income
   to average net assets                                         6.00       6.85       6.13       5.99       6.73

Decrease reflected in above expense ratios
   due to undertakings by the Manager                              --         --        .01         --        .09

Portfolio Turnover Rate                                      1,096.12     902.14     818.39     594.44      387.60
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         434,782    487,714    488,172    569,319     573,681

SEE NOTES TO FINANCIAL STATEMENTS.
                                                                                                                          The Fund




NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Short-Intermediate Government Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act") as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.


(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund' s Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as
a   regulated  investment  company,  if  such  qualification  is  in

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $47,171,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $23,885,000 of the carryover expires in fiscal 2002, $4,470,000 expires in fiscal 2003, $1,220,000 expires in fiscal 2004, $4,273,000 expires in fiscal 2005 and $13,323,000 expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on the prevailing market rates in effect at the time of borrowings. During the period ended November 30, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on bor-

rowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess expense. During the period ended November 30, 1999, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1999, the fund was charged $402,898 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 1999, the fund was charged $183,874 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 1999, the fund was charged $47,773 pursuant to the custody agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

(a)  The  following  summarizes  the  aggregate amount of purchases and sales of
investment   securities   and   securities   sold  short,  excluding  short-term
securities, during the period ended November 30, 1999:

                                      Purchases ($)           Sales ($)
--------------------------------------------------------------------------------

Long transactions                     4,650,512,595        4,732,815,689

Short sale transactions               4,523,012,609        4,542,859,782

     TOTAL                            9,173,525,204        9,275,675,471

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of cash and/or U.S. Government securities sufficient to cover the short position. Securities sold short at November 30, 1999, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

(b) At November 30, 1999, accumulated net unrealized depreciation on investments
and   securities  sold  short  was  $4,361,749,  consisting  of  $372,360  gross unrealized appreciation and $4,734,109 gross unrealized depreciation.

At November 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Short-Intermediate Government Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Short-Intermediate Government Fund, including the statements of investments and securities sold short, as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of November 30, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short-Intermediate Government Fund at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                                             Ernst & Young LLP
                                             (Signature logo)

New York, New York

January 4, 2000

                                                             The Fund


NOTES

                        For More Information

                        Dreyfus Short-Intermediate
                        Government Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com


(c) 2000 Dreyfus Service Corporation                                  542AR9911